UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 24, 2017
 ____________________
 Robert Half International Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (650) 234-6000
NO CHANGE
(Former name or former address, if changed since last report.)
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 24, 2017, the Company held its annual meeting of stockholders. The four matters presented to the stockholders at the annual meeting were (1) the election of six directors, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as auditors for 2017, (3) an advisory vote to approve executive compensation, and (4) an advisory vote on the frequency of future advisory votes on executive compensation.
The vote for directors was as follows:

Nominee	Shares For	Shares withheld	Broker Non-Votes
Harold M. Messmer, Jr.	100,915,639	4,849,085	8,403,176
Marc H. Morial	103,684,820	2,079,904	8,403,176
Barbara J. Novogradac	105,556,294	208,430	8,403,176
Robert J. Pace	103,182,397	2,582,327	8,403,176
Frederick A. Richman	103,039,141	2,725,583	8,403,176
M. Keith Waddell	93,267,724	12,497,000	8,403,176

The proposal regarding the ratification of the appointment of PricewaterhouseCoopers LLP as auditors for 2017 was approved by the following vote:

For	113,042,219
Against	1,089,680
Abstain	36,001
Broker Non-Votes	—

The advisory resolution to approve executive compensation was approved by the following vote:

For	98,834,542
Against	6,461,082
Abstain	469,100
Broker Non-Votes	8,403,176

The results of the advisory vote on the frequency of future advisory votes on executive compensation were as follows:

One Year	94,982,017
Two Years	286,044
Three Years	10,419,166
Abstain	77,497
Broker Non-Votes	8,403,176

Determination Regarding Future Advisory Votes on Executive Compensation
At the annual meeting of stockholders on May 24, 2017, the stockholders expressed a preference for annual advisory votes on executive compensation, which preference was consistent with the recommendation of the Board of Directors. Accordingly, at its meeting following the annual meeting of stockholders, the Board of Directors adopted a resolution providing that future advisory votes on executive compensation will be held on an annual basis.

Item 8.01	Other Events.
The service of Andrew S. Berwick, Jr. on the Company’s Board of Directors concluded with his retirement on May 24, 2017. The Company wishes to thank Mr. Berwick for his tremendous support, encouragement and grace these past 30 years.
In connection with Mr. Berwick’s retirement, the Board of Directors approved the following changes to its committee membership effective as of May 24, 2017: (1) Marc H. Morial has been appointed to join Barbara J. Novogradac and Frederick A. Richman as a member of the Audit Committee, (2) Ms. Novogradac has been appointed to join Mr. Richman and Robert J. Pace as a member of the Compensation Committee, and (3) Mr. Richman has been elected to serve as Chairman of the Nominating and Governance Committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.

Date: May 25, 2017	By:	/s/ EVELYN CRANE-OLIVER
	Name:	Evelyn Crane-Oliver
	Title:	Senior Vice President, Secretary and General Counsel